Exhibit 99.1

News Release

National Penn Bancshares, Inc. Reports Third Quarter
2010 Results

Net income continues to improve
•	Net income of $0.08 per share

Continuing improvement in asset quality
•	Classified loans, non-performing loans, and net loan charge-offs decline
•	Provision for loan and lease losses declines to $20 million
•	Loan loss reserve to non-performing loans increases to 163%

BOYERTOWN, PA., October 28, 2010 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $10.3 million, or $0.08 per diluted common share, for the third quarter of 2010 compared to a net loss of $5.5 million, or ($0.04) per diluted common share, for the second quarter 2010. On an adjusted basis1, net income totaled $12.0 million, or $0.09 per diluted common share, which represents an increase of 22% or $2.2 million compared to $9.8 million, or $0.08 per common share, for the second quarter of 2010. Third quarter adjusted net income¹ excludes the impact of an after-tax unrealized fair value adjustment on National Penn’s traded trust preferred securities (Nasdaq: NPBCO).

 “We believe this quarter’s results are consistent with our ongoing efforts to position National Penn for future growth based upon the strength of our balance sheet and improving earnings trends,” said Scott Fainor, president and CEO of National Penn. “Our pre-tax, pre-provision contribution remains strong, credit quality continues to improve, resulting in reduction to the loan loss provision in each quarter of 2010. We’re also excited about the previously announced $150 million investment by Warburg Pincus. This additional capital further strengthens the balance sheet and will accelerate our ability to repay TARP,” Fainor continued.

Loan quality trends continued to improve during the quarter, as classified loans declined by 2.7% and non-performing assets declined by 5.5%. These trends resulted in an increase to the loan loss reserve coverage to 163% from 155% of non-performing loans.  Non-performing assets declined during the third quarter to $102.2 million from $108.2 million due primarily to a decrease in non-performing loans which decreased to $94.4 million at September 30, 2010 as compared to $99.2 million at June 30, 2010. The provision for loan and lease losses declined to $20.0 million in the third quarter from $25.0 million in the second quarter. The allowance for loan and lease losses totaled $153.5 million at September 30, 2010 or 2.72% of total loans and leases as compared to $154.0 million, or 2.68% at June 30, 2010.

Net interest income totaled $67.7 million for the third quarter of 2010 compared to $68.6 million for the second quarter. The net interest margin declined during the third quarter from 3.50% for the second quarter to 3.42%. The decrease in the net interest margin is a function of an increase in National Penn’s liquidity position resulting from soft loan demand in the markets which National Penn serves, as average loans declined by approximately $150 million despite loans to new and existing customers of approximately $215 million. Deposit levels were comparable to the second quarter, but deposit mix improved as certificates of deposits declined and transaction accounts increased.  This shift in mix, in addition to a disciplined pricing strategy, mitigated the decline in net interest margin.  The efficiency ratio2 for the quarter was 58.5% compared to 57.7% in the second quarter, reflective of a continuous focus on expense control.

1 Adjusted net income, as used throughout this release, is a non-GAAP financial measure. Please refer to the Statement Regarding Non-GAAP Financial Measures and the attached Financial Highlights and financial data tables for additional information on this measure and a reconciliation of this measure to net income available to common shareholders, the most comparable GAAP measure.

National Penn’s Board of Directors approved a fourth quarter cash dividend of $0.01 per share, payable on November 17, 2010 to shareholders of record on November 6, 2010, consistent with the $0.01 per share paid in the previous quarter.

Related to the October 6, 2010 announcement whereby Warburg Pincus agreed to invest $150 million in newly-issued National Penn common stock, Warburg Pincus’ initial investment was received on October 20, 2010, resulting in the issuance of 10,462,810 common shares for cash proceeds of $63.3 million.  The remainder of the investment will be made after receipt of regulatory approvals, which are anticipated in the fourth quarter of 2010.

In summarizing the quarter, Fainor said, “National Penn has and will continue to take actions which are focused on maximizing shareholder value. Despite the challenging economic environment, we are encouraged by the improving asset quality and profitability trends.”

Media Contact:                      Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:                  Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

__________
# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with $9.2 billion in assets, is the fourth largest bank holding company based in Pennsylvania. Headquartered in Boyertown, National Penn operates 127 offices. It has 124 community banking offices in Pennsylvania and one office in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions. National Penn also currently has two offices in Delaware through its wholly-owned subsidiary Christiana Bank & Trust Company.

National Penn’s financial services affiliates consist of National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

2 Efficiency ratio, as used throughout this release, is a non-GAAP financial measure. Please refer to the Statement Regarding Non-GAAP Financial Measures and the attached Financial Highlights and financial data tables for additional information on this measure and a calculation of this measure from GAAP measures.

Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Annualized return on average tangible common equity excludes the average balance of acquisition-related goodwill and intangible assets and the average balance of preferred equity in determining average tangible shareholders’ equity. Annualized return on average tangible equity provides a method to assess management’s success in utilizing the company’s tangible common capital.

•
Tangible book value excludes from total equity goodwill, intangible assets and preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•
Adjusted net income excludes the effects of certain after-tax gains and losses. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparative among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations, as well as its business and operations following the completion of transactions described in this release, are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the recently passed Dodd-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares (NPBC) for 9/30/2010
Exchange Listing Nasdaq "NPBC"

Financial Highlights
Unaudited, numbers in thousands except share and per share data
				As of
				September 30,	June 30,	% Change
SUMMARY BALANCE SHEET
Total assets				$9,248,229	$9,222,127	0.28%
Investment securities and other securities				2,255,265	2,217,597	1.70%
Total loans and leases				5,641,830	5,756,235	-1.99%
Deposits				6,505,477	6,496,205	0.14%
Borrowings				1,605,411	1,604,223	0.07%
Shareholders' equity				1,092,018	1,076,888	1.40%
Book value per common share				$7.48	$7.37	1.49%

	Three Months Ended			Nine Months Ended September 30,
	9/30/2010	6/30/2010	% Change (a)	2010	2009	% Change (a)
EARNINGS
Total interest income	$96,360	$98,308	-1.98%	$293,505	$317,195	-7.47%
Total interest expense	28,670	29,665	-3.35%	89,913	132,131	-31.95%
Net interest income	67,690	68,643	-1.39%	203,592	185,064	10.01%
Provision for loan and lease losses	20,000	25,000	-20.00%	77,500	107,025	-27.59%
Net interest income after provision
for loan and lease losses	47,690	43,643	9.27%	126,092	78,039	61.58%
Net (losses) gains from fair value changes	(2,606)	1,543	NM	(8,324)	(8,096)	-2.82%
Other non-interest income	26,083	26,970	-3.29%	82,888	(19,671)	NM
Non-interest expense	57,965	66,563	-12.92%	182,185	171,497	6.23%
Income (loss) before income taxes	13,202	5,593	NM	18,471	(121,225)	NM
Income tax expense (benefit)	895	9,132	-90.20%	5,777	(54,386)	NM
Net income (loss)	12,307	(3,539)	NM	12,694	(66,839)	NM
Preferred dividends and accretion of preferred discount	(2,006)	(2,005)	-0.05%	(6,016)	(6,245)	3.67%
Net income (loss) available to common shareholders	$10,301	$(5,544)	NM	$6,678	$(73,084)	NM

PERFORMANCE RATIOS
Net interest margin	3.42%	3.50%		3.45%	3.14%
Return on average assets	0.53%	-0.15%		0.18%	-0.93%
Return on average total shareholders' equity	4.50%	-1.32%		1.57%	-7.39%
Return on average tangible common equity (1)	6.42%	-3.60%		1.43%	-20.63%

PER SHARE
Basic earnings (loss) available to common shareholders	$0.08	$(0.04)		$0.05	$(0.81)
Diluted earnings (loss) available to common shareholders	0.08	(0.04)		0.05	(0.81)
Dividends per common share	0.01	0.01		0.03	0.27
Average shares - basic	126,102,037	126,045,667		126,008,098	89,760,302
Average shares - diluted	126,255,249	126,045,667		126,179,126	89,760,302

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES

Return on average tangible common equity
Return on average shareholders' equity	4.50%	-1.32%		1.57%	-7.39%
Effect of preferred equity	-0.14%	-1.08%		-0.61%	-1.79%
Effect of goodwill and intangibles	2.06%	-1.20%		0.47%	-11.45%
Return on average tangible common equity	6.42%	-3.60%		1.43%	-20.63%
Average tangible equity:
Average shareholders' equity	$1,084,724	$1,076,188		$1,078,690	$1,209,042
Average preferred equity	(148,248)	(148,117)		(148,119)	(144,550)
Average goodwill and intangibles	(299,919)	(309,851)		(307,142)	(590,736)
Average total tangible common equity	$636,557	$618,220		$623,429	$473,756

Adjusted net income reconciliation
Net income (loss) available to common shareholders	$10,301	$(5,544)		$6,678	$(73,084)
After tax gain on pension plan curtailment	-	-		(2,643)	-
After tax unrealized fair market value loss (gain) on
NPB Capital Trust II Preferred Securities	1,694	(1,003)		5,411	5,262
After tax loss on investment securities	-	-		-	2,046
After tax other than temporary impairment
charge on CDO investment	-	-		-	64,757
After tax insurance proceeds	-	-		-	(2,618)
After tax FDIC special assessment	-	-		-	3,006
BOLI tax expense	-	8,081		8,081	-
Goodwill impairment	-	8,250		8,250	-
Adjusted net income available to common shareholders	$11,995	$9,784		$25,777	$(631)

Earnings per share
Net income (loss) available to common shareholders	$0.08	$(0.04)		$0.05	$(0.81)
After tax gain on pension plan curtailment	-	-		(0.02)	-
After tax unrealized fair market value loss (gain) on
NPB Capital Trust II Preferred Securities	0.01	(0.01)		0.04	0.06
After tax (gain) loss on investment securities	-	-		-	0.02
After tax other than temporary impairment
charge on CDO investment	-	-		-	0.72
After tax insurance proceeds	-	-		-	(0.03)
After tax FDIC special assessment	-	-		-	0.03
BOLI tax expense	-	0.06		0.06	-
Goodwill impairment	-	0.07		0.07	-
Adjusted net income available to common shareholders	$0.09	$0.08		$0.20	$(0.01)

(a) Changes greater than 100% are expressed as not meaningful or "NM"

Financial Update for National Penn Bancshares (NPBC) for 9/30/2010

Unaudited, numbers in thousands except share and per share data	As of
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
BALANCE SHEET - ASSETS
Cash and due from banks	$103,279	$106,059	$103,666	$106,722	$110,521
Interest-earning deposits with banks	609,733	496,282	239,757	496,535	289,670
Total cash and cash equivalents	713,012	602,341	343,423	603,257	400,191

Investment securities available for sale, at fair value	1,603,849	1,554,349	1,569,062	1,499,667	1,557,072
Investment securities held to maturity	567,740	579,572	591,315	601,923	612,214
Other securities	83,676	83,676	83,676	78,951	78,951
Loans and leases held for sale	30,081	15,944	6,561	18,028	9,279

Loans and leases	5,611,749	5,740,291	5,908,658	6,006,472	6,190,405
Allowance for loan and lease losses	(153,475)	(154,039)	(153,850)	(146,271)	(125,490)
Loans and leases, net	5,458,274	5,586,252	5,754,808	5,860,201	6,064,915

Premises and equipment, net	108,372	109,668	111,564	112,744	113,712
Premises held for sale	124	124	812	812	812
Accrued interest receivable	36,127	35,745	37,175	36,565	38,544
Bank owned life insurance, redeemed but not settled	64,387	64,387	-	-	-
Bank owned life insurance	136,093	134,925	198,392	198,131	197,132
Other real estate owned and other repossessed assets	7,818	8,974	2,386	4,208	826
Goodwill	273,468	273,468	281,718	281,623	555,789
Other intangible assets, net	25,587	27,360	29,130	30,943	32,854
Unconsolidated investments under the equity method	12,428	12,736	12,842	12,821	11,718
Other assets	127,193	132,606	148,897	144,036	66,301
TOTAL ASSETS	$9,248,229	$9,222,127	$9,171,761	$9,483,910	$9,740,310

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$815,193	$834,297	$800,467	$753,650	$718,459
Interest bearing deposits	5,690,284	5,661,908	5,610,897	5,985,202	6,080,203
Total deposits	6,505,477	6,496,205	6,411,364	6,738,852	6,798,662

Securities sold under repurchase agreements and federal funds purchased	752,428	752,314	758,828	737,323	628,711
Short-term borrowings	6,974	7,000	7,165	6,900	7,200
Federal Home Loan Bank advances	705,278	706,784	743,781	756,803	778,906
Subordinated debentures	140,731	138,125	139,668	132,407	136,076
Accrued interest payable and other liabilities	45,323	44,811	40,167	42,157	30,649
TOTAL LIABILITIES	8,156,211	8,145,239	8,100,973	8,414,442	8,380,204

BALANCE SHEET - SHAREHOLDERS' EQUITY
Preferred stock	148,310	148,180	148,050	147,920	144,738
Common stock	1,227,639	1,227,354	1,226,481	1,225,635	1,227,032
Retained deficit	(299,209)	(308,252)	(301,459)	(302,120)	(16,908)
Accumulated other comprehensive income/(loss)	15,278	9,606	(2,284)	(1,967)	5,244
TOTAL SHAREHOLDERS' EQUITY	1,092,018	1,076,888	1,070,788	1,069,468	1,360,106

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,248,229	$9,222,127	$9,171,761	$9,483,910	$9,740,310

COMMON SHARE AND PER SHARE DATA
Book Value	$7.48	$7.37	$7.32	$7.33	$9.67
Tangible Book Value (2)	$5.11	$4.98	$4.86	$4.84	$4.99
Dividends	$0.01	$0.01	$0.01	$0.01	$0.05
Shares Outstanding (end of period, net of treasury)	126,115,073	126,064,075	126,004,409	125,713,668	125,658,738

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,092,018	$1,076,888	$1,070,788	$1,069,468	$1,360,106
Total preferred shareholders' equity	(148,310)	(148,180)	(148,050)	(147,920)	(144,738)
Goodwill and intangibles	(299,055)	(300,828)	(310,848)	(312,566)	(588,643)
Tangible common equity	$644,653	$627,880	$611,890	$608,982	$626,725
Common shares outstanding	126,115,073	126,064,075	126,004,409	125,713,668	125,658,738
Tangible book value per share	$5.11	$4.98	$4.86	$4.84	$4.99

Financial Update for National Penn Bancshares (NPBC) for 9/30/2010

Unaudited, numbers in thousands except share and per share data	For the Quarter Ended					For the Nine Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009
INTEREST INCOME
Loans and leases, including fees	$76,227	$77,830	$78,654	$82,927	$84,218	$232,711	$253,860
Investment securities
Taxable	11,157	11,457	11,098	11,871	11,896	33,712	35,206
Tax-exempt	8,697	8,803	8,838	8,946	9,105	26,338	27,703
Federal funds sold and deposits in banks	279	218	247	204	166	744	426
Total interest income	96,360	98,308	98,837	103,948	105,385	293,505	317,195
INTEREST EXPENSE
Deposits	15,773	16,464	18,281	22,844	26,069	50,518	88,091
Securities sold under repurchase agreements and federal funds purchased	2,757	2,808	2,874	3,049	2,965	8,439	9,617
Long-term borrowings	10,140	10,393	10,423	10,610	11,008	30,956	34,423
Total interest expense	28,670	29,665	31,578	36,503	40,042	89,913	132,131
Net interest income	67,690	68,643	67,259	67,445	65,343	203,592	185,064
Provision for loan and lease losses	20,000	25,000	32,500	47,000	52,000	77,500	107,025
Net interest income after provision for loan and lease losses	47,690	43,643	34,759	20,445	13,343	126,092	78,039
NON-INTEREST INCOME
Wealth management income	6,997	7,238	7,101	7,406	7,670	21,336	21,517
Service charges on deposit accounts	5,419	5,446	5,341	6,141	6,247	16,206	18,118
Insurance commissions and fees	3,499	3,639	3,771	3,970	3,771	10,909	11,744
Cash management and electronic banking fees	4,548	4,614	4,158	4,237	4,041	13,320	11,684
Mortgage banking income	2,424	1,231	1,153	1,337	1,884	4,808	7,138
Bank owned life insurance income	1,168	1,280	1,983	1,441	1,131	4,431	3,478
Equity in undistributed net earnings of unconsolidated investments	(41)	537	163	1,706	(525)	659	880
Gain on pension plan curtailment	-	-	4,066	-	-	4,066	-
Other operating income	2,381	2,771	2,733	(1,783)	3,315	7,885	8,542
Net (losses) gains from fair value changes	(2,606)	1,543	(7,261)	3,669	(6,249)	(8,324)	(8,096)
Net (losses) gains on sales of investment securities	-	214	-	290	(863)	214	(3,147)
Impairment losses on investment securities:
Impairment losses on investment securities	(312)	-	(634)	(2,166)	(84,704)	(946)	(125,646)
Non credit-related losses on securities not expected to be sold recognized in other comprehensive loss before tax	-	-	-	-	-	-	26,021
Net impairment losses on investment securities	(312)	-	(634)	(2,166)	(84,704)	(946)	(99,625)
Total non-interest income (loss)	23,477	28,513	22,574	26,248	(64,282)	74,564	(27,767)
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	31,544	30,999	29,429	30,864	30,505	91,972	94,771
Net premises and equipment	7,256	7,209	7,998	7,962	8,104	22,463	24,037
Advertising and marketing expenses	982	1,762	1,609	2,442	1,246	4,353	4,994
Fraud recovery	-	-	-	-	(4,028)	-	(4,028)
Goodwill impairment	-	8,250	-	275,000	-	8,250	-
FDIC insurance	3,641	4,056	4,097	3,910	2,602	11,794	11,005
Other operating expenses	14,542	14,287	14,524	16,941	13,723	43,353	40,718
Total non-interest expense	57,965	66,563	57,657	337,119	52,152	182,185	171,497
Income (loss) before income taxes	13,202	5,593	(324)	(290,426)	(103,091)	18,471	(121,225)
Income tax expense (benefit)	895	9,132	(4,250)	(9,227)	(40,000)	5,777	(54,386)
NET INCOME (LOSS)	12,307	(3,539)	3,926	(281,199)	(63,091)	12,694	(66,839)
Preferred dividends and accretion of preferred discount	(2,006)	(2,005)	(2,005)	(2,095)	(2,096)	(6,016)	(6,245)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$10,301	$(5,544)	$1,921	$(283,294)	$(65,187)	$6,678	$(73,084)

PER SHARE OF COMMON STOCK
Basic earnings (loss) available to common shareholders	$0.08	$(0.04)	$0.02	$(2.25)	$(0.65)	$0.05	$(0.81)
Diluted earnings (loss) available to common shareholders	$0.08	$(0.04)	$0.02	$(2.25)	$(0.65)	$0.05	$(0.81)
Average Shares Basic	126,102,037	126,045,667	125,875,061	125,697,822	100,064,355	126,008,098	89,760,302
Average Shares Diluted	126,255,249	126,045,667	126,039,112	125,697,822	100,064,355	126,179,126	89,760,302

SUPPLEMENTAL DATA (annualized, average)
Return on Assets	0.53%	-0.15%	0.17%	-11.41%	-2.57%	0.18%	-0.93%
Return on Total Equity	4.50%	-1.32%	1.48%	-82.16%	-20.01%	1.57%	-7.39%
Return on Common Equity	4.36%	-2.40%	0.84%	-92.66%	-23.38%	0.96%	-9.18%
Return on Tangible Equity (1)	6.42%	-3.60%	1.27%	-178.82%	-50.01%	1.43%	-20.63%
Efficiency Ratio (3)	58.51%	57.72%	58.54%	58.79%	57.03%	58.25%	59.90%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$57,965	$66,563	$57,657	$337,119	$52,152	$182,185	$171,497
Less:
Fraud recovery	-	-	-	-	(4,028)	-	(4,028)
Goodwill impairment	-	8,250	-	275,000	-	8,250	-
FDIC Special Assessment	-	-	-	-	-	-	4,625
SERP accrual	-	-	-	2,000	-	-	-
Operating expenses	$57,965	$58,313	$57,657	$60,119	$56,180	$173,935	$170,900

Net interest income (taxable equivalent)	$72,985	$74,055	$72,727	$73,007	$70,972	$219,766	$202,187

Non-interest income (loss)	23,477	28,513	22,574	26,248	(64,282)	74,564	(27,767)
Less:
Gain on pension plan curtailment	-	-	4,066	-	-	4,066	-
Securities loss / impairment / CDO loss	-	-	-	(1,876)	(85,567)	-	(102,772)
Net (losses) gains from fair value changes	(2,606)	1,543	(7,261)	3,669	(6,249)	(8,324)	(8,096)
Loss on sale of SNC loans	-	-	-	(6,032)	-	-	-
Gain on sale of wealth unit	-	-	-	1,226	-	-	-
Adjusted revenue	$99,068	$101,025	$98,496	$102,268	$98,506	$298,588	$285,288

Efficiency Ratio	58.51%	57.72%	58.54%	58.79%	57.03%	58.25%	59.90%

Financial Update for National Penn Bancshares (NPBC) for 9/30/2010

Unaudited, numbers in thousands except share and per share data
	As of and for the Quarter Ended					For the Nine Months Ended
CHARGE-OFFS	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009

Loan Charge-offs	$23,306	$27,316	$27,482	$28,524	$29,202	$78,104	$73,005
Recoveries on Loans	(2,742)	(2,505)	(2,561)	(2,305)	(4,379)	(7,808)	(7,464)
Net Loan Charge-offs	$20,564	$24,811	$24,921	$26,219	$24,823	$70,296	$65,541
Net Loan Charge-offs to Average Loans (annualized)	1.43%	1.70%	1.69%	1.69%	1.57%	1.61%	1.38%

NET CHARGE OFF ASSETS-DETAIL
Commercial, Financial and Agricultural	$(2,166)	$(8,608)	$(2,162)	$(11,529)	$(11,819)	$(12,936)	$(33,207)
Real Estate-Permanent	(1,655)	(1,510)	(359)	(8,522)	(2,485)	(3,524)	(5,508)
Real Estate-Construction	(12,899)	(6,327)	(18,427)	(3,493)	(7,835)	(37,653)	(14,107)
Leases	(1)	(5)	(98)	(38)	19	(104)	(343)
Residential Mortgages	(1,467)	(5,368)	(2,700)	(1,089)	(860)	(9,535)	(2,403)
Consumer	(2,169)	(2,902)	(1,086)	(1,322)	(1,688)	(6,157)	(9,556)
Overdraft	(207)	(91)	(89)	(226)	(155)	(387)	(417)
Net Loans Charged-off	$(20,564)	$(24,811)	$(24,921)	$(26,219)	$(24,823)	$(70,296)	$(65,541)

	As of
ASSET QUALITY AND OTHER DATA	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Nonaccrual Loans	$83,650	$88,875	$111,064	$122,516	$116,418
Restructured Loans	8,544	7,324	6,653	576	589
Loans 90+ Days Past Due & Still Accruing	2,237	2,997	2,651	2,694	3,113
Total Non-performing Loans	$94,431	$99,196	$120,368	$125,786	$120,120
Other Real Estate Owned & Repossessed Assets	7,818	8,974	2,386	4,208	826
Total Non-performing Assets	$102,249	$108,170	$122,754	$129,994	$120,946
Allowance for Loan and Lease Losses	$153,475	$154,039	$153,850	$146,271	$125,490
Allowance for Loan and Lease Losses/Non-Performing Loans	162.5%	155.3%	127.8%	116.3%	104.5%
Allowance for Loan and Lease Losses/Non-Performing Assets	150.1%	142.4%	125.3%	112.5%	103.8%
Provision/Charge-Offs, net	97.3%	100.8%	130.4%	179.3%	209.5%
Classified Loans	$498,631	$512,628	$532,048	$501,485	$483,163
Classified Loans/Total Loans	8.84%	8.91%	8.99%	8.32%	7.79%
Delinquent Loans	$33,676	$33,171	$31,891	$28,158	$33,998
Delinquent Loans/Total Loans	0.60%	0.58%	0.54%	0.47%	0.55%

NON PERFORMING ASSETS-DETAIL
Commercial, Financial and Agricultural	$29,227	$33,712	$38,455	$40,618	$42,226
Real Estate-Permanent	21,769	18,958	14,823	19,277	15,255
Real Estate-Construction	30,522	35,728	40,622	46,832	43,497
Leases	651	468	580	396	461
Residential Mortgages	13,396	11,422	18,368	12,800	8,934
Consumer	3,853	4,227	6,691	6,842	6,796
Loans Past Due 90+Days	2,237	2,997	2,651	2,694	3,113
Total Other Repossessed Assets	594	658	564	535	664
Total Non-performing Assets + Loans 90 Days Past Due	$102,249	$108,170	$122,754	$129,994	$120,946

	As of
REGULATORY CAPITAL DATA	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Tier 1 Capital	$850,185	$833,526	$810,119	$809,218	$827,685
Tier 1 Leverage Ratio	9.67%	9.41%	9.06%	8.88%	9.00%
Tier 1 Ratio (%)	14.00%	13.64%	12.88%	12.66%	12.46%
Total Capital	$926,499	$910,857	$889,675	$889,966	$911,234
Total Capital Ratio (%)	15.26%	14.91%	14.15%	13.92%	13.72%
Total Risk-Weighted Assets	$6,070,678	$6,109,763	$6,289,618	$6,394,468	$6,642,041

Financial Update for National Penn Bancshares (NPBC) for 9/30/2010

Unaudited, numbers in thousands except share and per share data
	As of
PERIOD END BALANCES:	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$878,790	$925,661	$972,132	$985,357	$1,098,501
Commercial Real Estate (4)	1,810,442	1,804,073	1,852,838	1,833,069	1,787,829
Residential Mortgage	1,381,117	1,412,218	1,398,640	1,430,027	1,443,030
Real Estate Construction and Land Development	375,341	404,292	463,833	534,315	637,231
Home Equity	792,496	800,378	800,394	806,556	804,415
Consumer	244,878	247,113	251,611	252,028	254,909
Other Loans	158,766	162,500	175,771	183,148	173,769
Total Loans	5,641,830	5,756,235	5,915,219	6,024,500	6,199,684
Allowance for Loan and Lease Losses/Total Loans and Leases	2.72%	2.68%	2.60%	2.43%	2.02%
Investment Securities and Other Securities	2,255,265	2,217,597	2,244,053	2,180,541	2,248,237
Other Earning Assets	609,733	496,282	239,757	496,535	289,670
Total Earning Assets (net of loan loss reserve)	$8,353,353	$8,316,075	$8,245,178	$8,555,305	$8,612,101
(4) Includes owner occupied

Loan Breakdown: (Internal)
Commercial Real Estate
Non Owner Occupied
- Permanent	$855,777	$868,405	$865,003	$831,127	$836,718
- Construction / Development	312,086	335,799	365,641	406,331	443,775
Commercial & Industrial
Business Purpose, Real Estate secured	987,551	991,075	1,024,362	1,052,096	1,046,236
Business Purpose, not secured by Real Estate	953,645	1,005,189	1,075,058	1,091,578	1,202,023
Owner Occupied Commercial Real Estate
- Permanent	556,738	556,201	570,659	589,455	595,849
- Construction / Development	38,902	38,858	42,122	52,710	53,976
Leasing	12,230	13,810	15,942	17,304	18,351
Residential Mortgage (personal purpose)
Permanent	795,420	813,042	822,373	833,721	839,459
Construction	9,966	10,925	10,486	12,275	14,037
Retail
Home Equity Loans and Direct Installment Loans	446,866	458,803	466,611	487,793	510,178
Home Equity Lines of Credit	332,074	317,469	303,246	297,652	280,813
Private Banking Credit Lines	159,991	163,526	167,954	171,582	172,113
Indirect Vehicle Loans	133,297	136,177	138,536	141,829	144,158
Other	47,287	46,956	47,226	39,047	41,998
Total Loans	$5,641,830	$5,756,235	$5,915,219	$6,024,500	$6,199,684

Deposit Breakdown:
Savings	$430,806	$455,061	$433,669	$414,886	$395,965
NOW Accounts	1,294,582	1,130,026	1,114,539	1,284,143	1,221,170
Money Market Accounts	1,714,771	1,763,631	1,724,852	1,675,369	1,700,338
CDs $100k or less	1,512,573	1,543,947	1,565,238	1,607,148	1,630,528
CDs greater than $100k	737,552	769,243	772,599	1,003,656	1,132,202
Total Interest Bearing Deposits	5,690,284	5,661,908	5,610,897	5,985,202	6,080,203
Borrowings	1,605,411	1,604,223	1,649,442	1,633,433	1,550,893
Total Interest Bearing Liabilities	$7,295,695	$7,266,131	$7,260,339	$7,618,635	$7,631,096

Financial Update for National Penn Bancshares (NPBC) for 9/30/2010

Unaudited, numbers in thousands except share and per share data
	Quarterly, as of										Nine Months, as of
	9/30/2010		6/30/2010		3/31/2010		12/31/2009		9/30/2009		9/30/2010		9/30/2009
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total Loans (net of unearned)	$5,703,685	5.35%	$5,856,738	5.39%	$5,985,554	5.39%	$6,137,362	5.42%	$6,280,351	5.38%	$5,847,626	5.38%	$6,337,201	5.41%
Investment Securities	2,227,732	4.34%	2,248,560	4.43%	2,184,886	4.56%	2,244,878	4.51%	2,167,261	4.72%	2,220,549	4.44%	2,029,770	5.10%
Interest Earning Deposits and
Fed Funds Sold	535,446	0.21%	388,434	0.23%	411,100	0.24%	410,679	0.22%	243,596	0.25%	445,449	0.22%	245,325	0.23%

Total Earning Assets	8,466,862	4.76%	8,493,732	4.90%	8,581,540	4.93%	8,792,919	4.94%	8,691,208	5.07%	8,513,624	4.86%	8,612,296	5.19%
Total Earning Assets (net of loan
loss reserve)	8,303,512	4.86%	8,326,752	5.00%	8,420,661	5.02%	8,661,393	5.02%	8,582,628	5.13%	8,349,879	4.96%	8,515,967	5.25%
Total Assets	9,197,254	4.39%	9,228,295	4.51%	9,337,334	4.53%	9,775,612	4.45%	9,724,872	4.53%	9,253,781	4.47%	9,659,568	4.63%

Savings	445,327	0.27%	446,347	0.29%	421,503	0.33%	405,132	0.33%	396,626	0.28%	438,715	0.30%	384,938	0.30%
NOW Accounts	1,203,831	0.28%	1,156,191	0.35%	1,170,886	0.43%	1,212,744	0.56%	1,162,730	0.58%	1,171,636	0.35%	1,083,061	0.74%
Money Market Accounts	1,728,823	0.82%	1,726,437	0.87%	1,710,084	0.97%	1,704,247	1.11%	1,695,479	1.10%	1,726,401	0.88%	1,692,372	1.32%
CDs	2,279,366	1.92%	2,322,483	1.97%	2,522,020	2.03%	2,730,493	2.34%	2,822,447	2.72%	2,373,734	1.98%	2,827,321	3.05%

Total Interest Bearing Deposits	5,657,347	1.11%	5,651,458	1.17%	5,824,493	1.27%	6,052,616	1.50%	6,077,282	1.70%	5,710,486	1.18%	5,987,692	1.97%

Non-Interest Bearing Deposits	831,484		831,119		767,398		741,254		737,745		810,235		727,708
Total Deposits	6,488,831	0.96%	6,482,577	1.02%	6,591,891	1.12%	6,793,870	1.34%	6,815,027	1.52%	6,520,721	1.04%	6,715,400	1.75%

Short-Term Borrowings	734,904	1.49%	752,907	1.50%	749,114	1.56%	694,000	1.74%	644,753	1.83%	745,590	1.51%	649,644	1.98%
Long-Term Borrowings	844,336	4.76%	879,339	4.74%	885,293	4.77%	904,083	4.66%	946,017	4.62%	869,506	4.76%	1,004,098	4.58%
Total Interest Bearing Liabilities
(including non-interest bearing deposits)	8,068,071	1.41%	8,114,823	1.47%	8,226,298	1.56%	8,391,953	1.73%	8,405,797	1.89%	8,135,817	1.48%	8,369,142	2.11%
Total Interest Bearing Liabilities	$7,236,587	1.57%	$7,283,704	1.63%	$7,458,900	1.72%	$7,650,699	1.89%	$7,668,052	2.07%	$7,325,582	1.64%	$7,641,434	2.31%

Net Yield on Earning Assets (net of loan
loss reserve): (Margin)		3.49%		3.57%		3.50%		3.34%		3.28%		3.52%		3.17%
Net Yield on Earning Assets: (Margin)		3.42%		3.50%		3.44%		3.29%		3.24%		3.45%		3.14%

Pro Forma - Net Yield on Earning Assets
(net of loan loss reserve): (Margin)
prior to reclass of Federal Reserve
Bank balances to Interest Bearing
Deposits		N/A		N/A		N/A		3.48%		3.35%		N/A		3.25%
Pro Forma - Net Yield on Earning Assets:
(Margin) prior to reclass of Federal
Reserve Bank balances to Interest
Bearing Deposits		N/A		N/A		N/A		3.43%		3.31%		N/A		3.21%

Wealth Assets:
Assets under administration	$10,616,931		$9,942,778		$9,229,435		$8,989,419		$8,471,813
Assets under management	2,394,916		2,252,299		2,285,178		2,199,946		2,549,386
(included above)
Christiana Bank and Trust
Trust Revenues	$1,539		$1,607		$1,555		$1,870		$1,577

Financial Update for National Penn Bancshares (NPBC) for 9/30/2010

Unaudited, numbers in thousands except share and per share data
	Quarterly, as of
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)

PA
Total Number of Banking Offices	124	124	124	124	124
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	132	133	133	133	136

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	-	-	-
Total Number of ATMs	1	1	1	1	1

DE
Total Number of Banking Offices	2	2	2	2	2
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	2	2	2	2	2

TOTAL
Total Number of Banking Offices	127	127	127	127	127
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	2	2	2	2	2
Total Number of ATMs	135	136	136	136	139

EOP Employees (Full Time Equivalent)	1,771	1,792	1,753	1,756	1,779